UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 30, 2008
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number:  001-31390

Delaware	06-1195422
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of principal executive offices, including zip code)

(763) 551-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           Christopher & Banks Corporation (the “Company”) hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 6, 2008 (the “Original Filing”) announcing the election of Martin Bassett as a new director, effective May 20, 2008.  At the time of the Original Filing, Mr. Bassett had not yet been named to any committees of the Company’s Board of Directors.  At a meeting of the Company’s Board of Directors held on May 21, 2008, Mr. Bassett was named to the Audit Committee and the Compensation Committee of the Company’s Board of Directors, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

By:	/s/ Andrew K. Moller
Andrew K. Moller
Executive Vice President and Chief Financial
Officer

Date: May 23, 2008